Exhibit 99.1

Intercept Pharmaceuticals Announces Proposed Public Offering of Common Stock

NEW YORK, April 1, 2014 / GLOBE Newswire / — Intercept Pharmaceuticals, Inc. (NASDAQ: ICPT) (Intercept), a clinical stage biopharmaceutical company focused on the development and commercialization of novel bile acid therapeutics to treat chronic liver and intestinal diseases, today announced that it has commenced an underwritten public offering of 1,000,000 shares of its common stock. 600,000 of the shares in the offering are to be sold by Intercept and 400,000 are to be sold by certain institutional selling stockholders.

BofA Merrill Lynch, Citigroup, Goldman, Sachs & Co. and Deutsche Bank Securities are acting as joint book-running managers for the proposed offering. BMO Capital Markets is acting as lead manager and Needham & Company, LLC, Oppenheimer & Co., Wedbush PacGrow Life Sciences, JMP Securities LLC and Summer Street Research Partners are acting as co-managers. The selling stockholders intend to grant the underwriters a 30-day option to purchase up to an additional 150,000 shares of common stock on the same terms and conditions. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

Intercept intends to use the net proceeds of this offering to fund: work to support the company’s anticipated filings for marketing approval of obeticholic acid (OCA) in primary biliary cirrhosis (PBC) at the end of 2014; the long-term safety extension portion of the company’s POISE trial and its planned clinical outcomes trial in PBC patients; preparation for the potential commercial launch of OCA in PBC; continued development of OCA in NASH and conduct market research and pre-commercial activities in NASH; and expansion of the company’s infrastructure, including development and corporate personnel, to support the planned increased scale of its operations. The balance, if any, will be used for general corporate purposes. Intercept will not receive any proceeds from the sale of shares of common stock by the selling stockholders, including any sale of shares of common stock if the underwriters exercise their option to purchase additional shares of common stock from the selling stockholders.

A preliminary prospectus supplement relating to the offering will be filed with the Securities and Exchange Commission (the “SEC”). Copies of the preliminary prospectus supplement may be obtained from the offices of BofA Merrill Lynch, 222 Broadway, New York, NY 10038, Attn: Prospectus Department, or via email, at dg.prospectus_requests@baml.com; Citigroup c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, via telephone at 1-800-831-9146 or email at batprospectusdept@citi.com; or Goldman, Sachs & Co., at 200 West Street, New York, NY 10282, Attention: Prospectus Department, by telephone at 1-866-471-2526 or by emailing Prospectus-ny@ny.email.gs.com..The final terms of the offering will be disclosed in a final prospectus supplement to be filed with the SEC.

The securities described above are being offered by Intercept pursuant to an automatically effect shelf registration statement on Form S-3 filed with the SEC. This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Intercept

Intercept is a biopharmaceutical company focused on the development and commercialization of novel therapeutics to treat orphan and more prevalent liver and intestinal diseases utilizing its expertise in bile acid chemistry. The company's lead product candidate, obeticholic acid (OCA), is a bile acid analog and first-in-class agonist of the farnesoid X receptor (FXR). OCA is being developed for a variety of chronic liver diseases and patient populations including primary biliary cirrhosis (PBC), nonalcoholic steatohepatitis (NASH), cirrhosis, portal hypertension, alcoholic hepatitis, primary sclerosing cholangitis (PSC) and bile acid diarrhea. OCA has received orphan drug designation in both the United States and Europe for the treatment of PBC. Intercept owns worldwide rights to OCA outside of Japan and China, where it has out-licensed the product candidate to Dainippon Sumitomo Pharma. Additional information about Intercept is available in the company’s public filings, which are available at the SEC's EDGAR database available online at www.sec.gov.

Forward Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the anticipated final terms, timing and completion of the proposed offering; the use of proceeds of the proposed offering; clinical and regulatory developments for OCA, the anticipated timeframe for the commencement, completion and receipt of results from the clinical trials in OCA and for the making of regulatory submissions; the anticipated results of the company’s clinical and preclinical trials and other development activities; and Intercept’s strategic directives under the caption "About Intercept." Intercept may not be able to complete the proposed offering of common stock on the anticipated terms, or at all. The "forward-looking statements" in this press release are based on management's current expectations of future events and are subject to a number of important risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: whether or not the company will be able to raise capital through the sale of shares of common stock, the final terms of the proposed offering, market and other conditions, the satisfaction of customary closing conditions related to the proposed public offering, the impact of general economic, industry or political conditions in the United States or internationally; the initiation, cost, timing, progress and results of Intercept's development activities, preclinical studies and clinical trials; the timing of and Intercept's ability to obtain and maintain regulatory approval of OCA, INT-767 and any other product candidates it may develop, particularly the possibility that regulatory authorities may require clinical outcomes data (and not just results based on achievement of a surrogate endpoint) as a condition to any marketing approval for OCA, and any related restrictions, limitations, and/or warnings in the label of any approved product candidates; Intercept's plans to research, develop and commercialize its product candidates; the election by Intercept's collaborators to pursue research, development and commercialization activities; Intercept's ability to attract collaborators with development, regulatory and commercialization expertise; Intercept's ability to obtain and maintain intellectual property protection for its product candidates; Intercept's ability to successfully commercialize its product candidates; the size and growth of the markets for Intercept's product candidates and its ability to serve those markets; the rate and degree of market acceptance of any future products; undesirable side effects that may be found in Intercept’s product candidates that may delay or prevent regulatory approval or require the company’s product candidates to include safety warnings or be taken off the market; the success of competing drugs that are or become available; regulatory developments in the United States and other countries; the performance of third-party suppliers and manufacturers; Intercept's need for and ability to obtain additional financing; Intercept's estimates regarding expenses, future revenues and capital requirements and the accuracy thereof; Intercept's use of the proceeds from its initial public offering in October 2012 and follow-on offering in June 2013; Intercept's ability to retain key scientific or management personnel; and other factors discussed under the heading "Risk Factors" contained in Intercept's annual report on Form 10-K for the year ended December 31, 2013 filed on March 14, 2014 and in the preliminary prospectus supplement related to the proposed offering filed with the SEC on the date of this press release, as well as any updates to these risk factors filed from time to time in Intercept's other filings with the Securities and Exchange Commission. All information in this press release is as of the date of the release, and Intercept undertakes no duty to update this information unless required by law.